UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015 (July 22, 2015)

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 27, 2015, The Kansas City Southern Railway Company (“KCSR”), a wholly-owned subsidiary of Kansas City Southern (the “Company”), pursuant to an Underwriting Agreement dated July 22, 2015 (the “Underwriting Agreement”) among KCSR, the Company, the other guarantors named therein (together with the Company, the “Note Guarantors”) and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed therein, issued and sold $500.0 million in aggregate principal amount of 4.950% Senior Notes due 2045 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (File No. 333-200411) previously filed with the Securities and Exchange Commission. The above description of the Underwriting Agreement is qualified in its entirety by reference to the terms of that agreement attached hereto as Exhibit 1.1, and incorporated herein by reference.

The Notes were issued pursuant an Indenture dated July 27, 2015 (the “Base Indenture”), among KCSR, the Note Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated July 27, 2015, among KCSR, the Note Guarantors and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes are unsecured senior obligations and will be fully and unconditionally guaranteed, jointly and severally on an unsecured senior basis by the Company and each of its current and future domestic subsidiaries that guarantees KCSR’s credit facility or certain other debt of KCSR or a guarantor.

The Notes will bear interest at a rate of 4.950% per annum, payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2016, to persons who are the registered holders of the Notes on the immediately preceding February 1 and August 1, respectively. The Notes will mature on August 15, 2045.

The Indenture limits the ability of KCSR, the Company or any of the Company’s significant subsidiaries that is a guarantor to incur liens. In the event of a Change of Control Repurchase Event (as defined in the Indenture), KCSR will be required to make an offer to each holder of Notes to repurchase all or any part of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

In addition, under the Indenture, the Notes may be declared immediately due and payable by the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding if any of certain events of default occur and are continuing under the Indenture. Subject to certain qualifications and applicable grace periods as set forth in the Indenture, the events of default include the following:

•	KCSR fails to pay the principal or any premium on a Note on its due date;

•	KCSR fails to pay interest on any Note within 30 days of its due date;

•	KCSR defaults in the performance of or breach of any covenant of the Indenture and such default continues for a period of 90 days after written notice by the Trustee or the holders of 25% or more in aggregate principal amount of the Notes; or

•	certain events of bankruptcy or insolvency described in the Indenture with respect to KCSR or any guarantor.

KCSR, at its option, may redeem the Notes in whole at any time or in part from time to time prior to February 15, 2045, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Indenture. On or after February 15, 2045, the Notes may be redeemed, at KCSR’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of Notes to be redeemed plus accrued interest to but excluding the redemption date.

The above description of the terms of the Notes is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture, attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note, which is included as part of the First Supplemental Indenture, is attached hereto as Exhibit 4.3, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On July 22, 2015, the Company issued a press release announcing the pricing of the offering of the Notes, as described above under Item 1.01 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also in connection with the offering, the Company is filing legal opinions regarding the validity of the Notes as Exhibits 5.1 and 5.2 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 22, 2015, among KCSR, the Note Guarantors and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed therein.

4.1	Indenture, dated July 27, 2015, among KCSR, the Note Guarantors and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated July 27, 2015, among KCSR, the Note Guarantors and U.S. Bank National Association, as trustee.

4.3	Form of Note representing 4.950% Senior Notes due 2045 (included in Exhibit 4.2)

5.1	Opinion of White & Case LLP

5.2	Opinion of Husch Blackwell LLP

23.1	Consent of White & Case LLP (included in Exhibit 5.1)

23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.2)

99.1	Press Release regarding the Notes, dated July 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Corporate Secretary

Date: July 27, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 22, 2015, among KCSR, the Note Guarantors and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed therein.

4.1	Indenture, dated July 27, 2015, among KCSR, the Note Guarantors and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated July 27, 2015, among KCSR, the Note Guarantors and U.S. Bank National Association, as trustee.

4.3	Form of Note representing 4.950% Senior Notes due 2045 (included in Exhibit 4.2)

5.1	Opinion of White & Case LLP

5.2	Opinion of Husch Blackwell LLP

23.1	Consent of White & Case LLP (included in Exhibit 5.1)

23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.2)

99.1	Press Release regarding the Notes, dated July 22, 2015